UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2025

ALT5 SIGMA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Spring Road, Suite 102 Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 997-5968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.001 per share)	ALTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 21, 2025, Hudgens CPA, PLLC (“Hudgens”) informed ALT5 Sigma Corporation (the “Company”) that the sole partner in Hudgens was retiring and effective immediately, Hudgens resigned as the Company’s independent registered public accounting firm. The resignation by Hudgens was not related to any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The report of Hudgens on the consolidated financial statements of the Company as of and for the fiscal year ended December 28, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for (i) the explanatory paragraph describing an uncertainty about the Company’s ability to continue as a going concern and (ii) the explanatory section describing Valuation of Intangible Assets associated with the business combination in accordance with ASC 805.

The report of Hudgens on the consolidated financial statements of the Company as of and for the fiscal year ended December 30, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the explanatory paragraph describing an uncertainty about the Company’s ability to continue as a going concern.

During the fiscal year ended December 28, 2024, and December 30, 2023, and the subsequent interim period, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Hudgens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Hudgens’s satisfaction, would have caused Hudgens to make reference thereto in their reports.

During the fiscal years ended December 28, 2024 and December 30, 2023, and the subsequent interim period there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Hudgens with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Hudgens furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree.

The Company is currently looking to engage a new independent registered public accounting firm and will file the appropriate Form 8-K upon such engagement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALT5 SIGMA CORPORATION

Date: November 28, 2025	By:	/s/ Tony Isaac
Tony Isaac
Acting Chief Executive Officer and President